UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2011

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

ExlService Holdings, Inc. (“EXL”) is providing additional unaudited pro forma information regarding its recently completed acquisition of Business Process Outsourcing, Inc. (“OPI”) on May 31, 2011. The unaudited pro forma condensed combined statement of income for the six months ended June 30, 2011 and related notes are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what EXL’s results of operations or financial position would have been had the acquisition of OPI occurred on the date indicated or to project EXL’s financial position as of any future date or EXL’s results of operations for any future period.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of income for the six months ended June 30, 2011 and related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC.

Date: September 13, 2011	By:	/s/ VISHAL CHHIBBAR
		Name:	Vishal Chhibbar
		Title:	Chief Financial Officer
(Duly Authorized Signatory, Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of income for the six months ended June 30, 2011 and related notes